RISKS ASSOCIATED WITH TORM'S ACTIVITIES	12 Months Ended
Dec. 31, 2021
RISKS ASSOCIATED WITH TORM'S ACTIVITIES
RISKS ASSOCIATED WITH TORM'S ACTIVITIES

NOTE 21 – RISKS ASSOCIATED WITH TORM’S ACTIVITIES

TORM’s overall risk tolerance and inherited exposure to risks is divided into four main categories:

●	Long-term strategic risks
●	Industry and market-related risks
●	Operational and compliance risks
●	Financial risks

The risks described below under each of the four categories are considered to be among the most significant risks for TORM within each category.

LONG-TERM STRATEGIC RISKS

Industry-changing risks, such as the substitution of oil for other energy sources and radical changes in transportation patterns, are considered to have a relatively high potential impact but are long-term risks. Management continues to monitor long-term strategic risks to ensure the earliest possible mitigation of potential risks and develop the necessary capabilities to exploit opportunities created by the same risks.

INDUSTRY AND MARKET-RELATED RISKS

Industry and market-related risk factors relate to changes in the markets and in the political, economic, and physical environment which Management cannot control such as freight rates and vessel and bunker prices.

Freight rate fluctuations

TORM's income is primarily generated from voyages carried out by its fleet of vessels. As such, TORM is exposed to the considerable volatility which characterizes freight rates for such voyages.

It is TORM's strategy to seek a certain exposure to this risk, as volatility also represents an opportunity because earnings have historically been higher in the day-to-day market compared to time charters. The fluctuations in freight rates for different routes may vary substantially. However, TORM aims to reduce the sensitivity to the volatility of such specific freight rates by actively seeking the optimal geographical positioning of the fleet and by optimizing the services offered to customers. Please refer to Note 8 for details on impairment testing.

NOTE 21 – continued

Tanker freight income is to a certain extent covered against general fluctuations through the use of physical contracts such as cargo contracts and time charter agreements with durations of 6-36 months. In addition, TORM uses derivative financial instruments such as forward freight agreements (FFAs) with coverage of typically 0-24 months forward, based on market expectations and in accordance with TORM's risk management policies.

During 2021, 31.5% (2020: 14.4%; 2019: 9.5%) of earning days equal to 27,614 deriving from the Company’s tankers were hedged in this way. Physical time charter contracts accounted for 35.7% (2020: 41.9%; 2019:59.3%) of overall hedging. In 2021, the Company sold FFAs with a notional contract value of USD 44.2m (2020:USD 165.0m; 2019: USD34.9m) and bought FFAs with a notional contract value of USD 110.3m (2020: USD 52.7m; 2019: USD 22.5m). The total notional contract volume sold in 2021 was 2,410,000 metric tons (2020: 8,799,000 metric tons; 2019: 1,585,190 metric tons), and the total notional volume bought was 5,962,000 metric tons (2020: 2,714,000 metric tons; 2019: 1,295,000 metric tons). At the end of 2021, the coverage of available earning days for 2022 was 9.9% through time charters, current spot voyages, cargo contracts and FFAs (2020: 28.1%; 2019: 8.6)%. No FFA had maturity beyond 2022.

FFA trade and other freight-related derivatives are subject to specific policies and guidelines approved by the Risk Committee, including trading limits, stop-loss policies, segregation of duties and other internal control procedures.

All things being equal and to the extent the Company’s vessels have not already been chartered out at fixed rates, a freight rate change of USD/day 1,000 would lead to the following changes in profit before tax based on the expected number of earning days for the coming financial year:

Sensitivity to changes in freight rates

USDm	2022	2021	2020
Decrease in freight rates of USD/day 1,000:
Changes in profit/loss before tax for the following year	(27.2)	(18.8)	(25.4)
Changes in equity for the following year	(27.2)	(18.8)	(25.4)

Sales and purchase price fluctuations

As an owner of vessels, TORM is exposed to risk associated with changes in the value of the vessels, which can vary considerably during their useful lives. As of 31 December 2021, the carrying value of the fleet was USD 1,937.8m (2020: USD 1,722.5m; 2019: USD 1,674.8m). Based on broker valuations, TORM’s fleet excluding undelivered newbuildings had a market value of USD 1,869.5m as of 31 December 2021 (2020: USD 1,475.8m; 2019: USD 1,632.6m).

Bunker price fluctuations

The cost of fuel oil consumed by the vessels, known in the industry as bunkers, accounted for 56.4% (2020: 62.3%; 2019: 61.1%) of the total voyage costs in 2021 and is by far the biggest single cost related to a voyage.

TORM is exposed to fluctuations in bunker prices which are not reflected in the freight rates achieved by TORM. To reduce this exposure, TORM hedges part of its bunker requirements with oil derivatives in its entirety for all risks.

Bunker trade is subject to specific risk policies and guidelines approved by the Risk Committee including trading limits, stop-loss, stop-gain and stop-at-zero policies, segregation of duties and other internal control procedures.

In 2021, 42.1% (2020: 14.6%; 2019: 6.5%) of TORM’s bunker purchase was hedged through bunker hedging contracts. At the end of 2021, TORM had covered 4.1% equal to 17,270 metric tons (2020: 15.6%; 2019: 2.6%) of its bunker requirements for 2022 using hedging instruments at an average price of USD 531. No bunker derivatives had maturity beyond 2022. Total bunker exposure is estimated to be approximately 426,261 metric tons.

NOTE 21 – continued

All things being equal, a price change of 10% per ton of bunker oil (without subsequent changes in freight rates) would lead to the following changes in expenditure based on the expected bunker consumption in the spot market:

Sensitivity to changes in the bunker price

USDm	2022	2021	2020
Increase in the bunker prices of 10% per ton:
Changes in profit/loss before tax for the following year	(22.6)	(22.0)	(19.8)
Changes in equity for the following year	(22.6)	(22.0)	(19.8)

OPERATIONAL AND COMPLIANCE RISKS

Operational risks are risks associated with the ongoing operations of the business and include risks such as the safe operation of vessels, the availability of experienced seafarers and staff, terrorism, piracy as well as insurance and counterparty risk.

Insurance coverage

In the course of the fleet’s operation, various casualties, accidents and other incidents may occur which may result in financial losses for TORM. For example, national and international rules, regulations and conventions could mean that TORM may incur substantial liabilities if a vessel is involved in an oil spill or emission of other environmentally hazardous agents.

In order to reduce the exposure to these risks, the fleet is insured against such risks to the extent possible. The total insurance program comprises a broad cover of risks in relation to the operation of vessels and transportation of cargo, including personal injury, environmental damage and pollution, cargo damage, third-party casualty and liability, hull and machinery damage, total loss, and war. All TORM’s owned vessels are insured for an amount corresponding to their market value plus a margin to cover any fluctuations. Liability risks are covered in line with international standards. It is TORM’s policy to cooperate with financially sound international insurance companies with a credit rating of BBB or better, presently some 14-16 companies, along with two P&I clubs, to diversify risk. The P&I clubs are members of the internationally recognized collaboration, International Group of P&I clubs, and TORM’s vessels are each insured for the maximum amount available in the P&I system. At the end of 2021, the aggregate insured value of hull and machinery and interest for TORM’s owned vessels amounted to USD 2.1bn (2020: USD 1.9bn; 2019: USD 1.8bn).

Counterparty risk

Counterparty risk is an ever-present challenge demanding close monitoring to manage and decide on actions to minimize possible losses. The maximum counterparty risk associated is equal to the values recognized in the balance sheet. A consequential effect of the counterparty risk is loss of income in future periods, e.g., counterparties not being able to fulfil their responsibilities under a time charter, a contract of affreightment or an option. The main risk is the difference between the fixed rates under a time charter or a contract of affreightment and the market rates prevailing upon default. This characterizes the method for identifying the market value of a derivative instruments.

TORM has a close focus on its risk policies and procedures to ensure that risks managed in the day-to-day business are kept at agreed levels and that changes in the risk situation are brought to Management’s attention.

TORM's counterparty risks are primarily associated with:

●	Receivables, cash and cash equivalents, including restricted cash
●	Contracts of affreightment with a positive fair value
●	Derivative financial instruments and commodity instruments with a positive fair value

NOTE 21 – continued

In all material aspects, TORM’s customers are domiciled outside the UK and are spread all over the world with only a few countries contributing significantly to TORM’s revenue. In 2021, Switzerland and Mexico contributed with 23% and 16%, respectively, of TORM’s revenue. In 2020, Switzerland, the United States and Mexico contributed with 24%, 12%, and 11%, respectively, of TORM’s revenue. Revenue is allocated to countries based on the customer’s ultimate parent domicile.

Receivables, cash and cash equivalents, including restricted cash

The majority of TORM’s customers are companies operating in the oil industry. It is assessed that these companies are, to a great extent, subject to the same risk factors as those identified for TORM.

A major part of TORM's freight revenues stems from a small group of customers. In 2021, one customer accounted for 15% of TORM’s freight revenues (2020: one accounted for more than 10%; 2019: one customer accounted for more than 10%). The concentration of earnings on a few customers requires extra attention to credit risk. TORM has a credit policy under which continued credit evaluations of new and existing customers take place. For long-standing customers, payment of freight normally takes place after a vessel’s cargo has been discharged. For new and smaller customers, TORM's credit risk is limited as freight is usually paid prior to the cargo’s discharge, or, alternatively, a suitable bank guarantee is placed in lieu thereof.

As a consequence of the payment patterns mentioned above, TORM's receivables primarily consist of receivables from voyages in progress at year-end and outstanding demurrage. For the past five years, TORM has not experienced any significant losses in respect of charter payments or any other freight agreements. With regard to the collection of original demurrage claimed, TORM’s average stands at 97% (2020: 96.9%; 2019: 98.7%), which is considered to be satisfactory given the differences in interpretation of events. In 2021, demurrage represented 18% (2020: 17.3%; 2019: 13.1%) of the total freight revenues. Please refer to Note 1 for more details on recognition of demurrage claims into revenue.

Excess liquidity is placed on deposit accounts with major banks with strong and acceptable credit ratings or invested in secure papers such as American or Danish government bonds. Cash is invested with the aim of getting the highest possible yield while maintaining a low counterparty risk and adequate liquidity reserves for possible investment opportunities or to withstand a sudden drop in freight rates.

Derivative financial instruments and commodity instruments

In 2021, 100% (2020: 100.0%; 2019: 100.0%) of TORM’s forward freight agreements (FFAs) were cleared through clearing houses, effectively reducing counterparty credit risk by daily clearing of balances. Over-the-counter fuel swaps have restrictively been entered into with major oil companies, banks, or highly reputed partners with a satisfactory credit rating. TORM also trades FX and interest derivatives. All such derivatives were done with investment grade counterparties.

FINANCIAL RISKS

Financial risks relate to TORM's financial position, financing and cash flows generated by the business, including foreign exchange risk and interest rate risk. TORM's liquidity and capital resources are described in Note 2.

Foreign exchange risk

TORM uses USD as its functional currency because the majority of the Company’s transactions are denominated in USD. The foreign exchange risk is thereby limited to cash flows not denominated in USD. The primary risk relates to transactions denominated in DKK, EUR and SGD and relates to administrative and operating expenses.

The part of TORM's expenses denominated in currencies other than USD accounts for approximately 86% (2020: 80.9%; 2019: 83.2%) for administrative expenses and approximately 21.3% (2020: 23.8%; 2019: 20.1%) for operating expenses. TORM’s expected administrative and operating expenses in DKK and EUR for 2022 are approximately DKK 390m, whereof 70.3% (2020: 66.1%; 2019: 63.0%) are hedged through FX forward contracts. All FX forward contracts have maturity within 2022, and TORM’s average hedge USD/DKK currency rate is 6.27. FX exposure is hedged in its entirety for all risks.

NOTE 21-continued

TORM assumes identical currency risks arising from exposures in DKK and EUR.

Sensitivity to changes in the USD/DKK and USD/EUR exchange rate

All things being equal, a change in the USD/DKK and USD/EUR exchange rate of 10% would result in a change in profit/loss before tax and equity as follows:

USDm	2022	2021	2020
Effect of a 10% increase of DKK and EUR:
Changes in profit/loss before tax for the following year	(1.8)	(2.2)	(2.0)
Changes in equity for the following year	(1.8)	(2.2)	(2.0)

Interest rate risk

TORM’s interest rate risk generally relates to interest-bearing borrowings. All TORM's loans for financing vessels are denominated in USD. Please refer to Note 16 for additional information on borrowings. At the end of 2021, TORM had fixed 84.9% (2020: 67.6%; 2019: 61.6%) of the debt with interest rate swaps and fixed rate leasing debt corresponding to an amount of USD 953m. USD 772m of this amount is hedged at an interest rate of 1.38% plus margin with interest rate swaps with maturity in the period 2022-2027.

Most of TORM’s debt and interest hedging is based on USD LIBOR which is set to expire by 30 June 2023. TORM is significantly exposed to the ICE US LIBOR reform as all financing and associated interest hedging contracts are denominated in USD. TORM has been in dialog with majority lenders and aligned expectations on how the amendment process should be implemented. To ensure a smooth transition, TORM will amend legacy financing and hedging contracts during 2022 and early 2023. TORM expects compounded SOFR in arrears to become the market standard. TORM expects no effect on the hedging relationship as lenders and hedging providers are largely the same banks. TORM is confident that all financing and hedging contracts are transitioned to SOFR before the final deadline of 30 June 2023.

As of 31 December 2021, 75.1% of the debt with a nominal value of USD 704m relates to the period after 30 June 2023. As of 31 December 2021, 74.9% of the interest hedging with a nominal value of USD 578m relates to the period after 30 June 2023.

Sensitivity to changes in interest rates

All things being equal, a change in the interest rate level of 1%-point would result in a change in the interest rate expenses as follows:

USDm	2022	2021	2020
Effect of a 1%-point increase in interest rates:
Changes in profit/loss before tax for the following year	(2.1)	(3.7)	(3.0)
Changes in equity for the following year	19.9	11.3	7.9

LIQUIDITY RISK

TORM’s strategy is to ensure continuous access to funding sources by maintaining a robust capital structure and a close relationship with several financial partners. As of 31 December 2021, TORM’s loan portfolio was spread across eleven different banks.

As of 31 December 2021, TORM maintains a liquidity reserve of USD 172m in cash and cash equivalents, including restricted cash combined with USD 38m in undrawn and committed credit facilities. Cash is only placed in banks with a high credit rating. For further information on contractual obligations, including a maturity analysis, please refer to Note 19.